Significant Accounting Judgements and Estimates	6 Months Ended
Jun. 30, 2024
Disclosure of voluntary change in accounting policy [abstract]
Significant Accounting Judgements and Estimates

Note 3—Significant Accounting Judgements and Estimates

In the application of the Company’s accounting policies, management is required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Judgements, estimates and assumptions applied are based on historical experience and other factors that are relevant, and which are available at the reporting date. Uncertainty concerning estimates and assumptions could result in outcomes that require a material adjustment to assets and liabilities in future periods.

The unaudited condensed consolidated interim financial statements do not include all disclosures for significant accounting judgements, estimates and assumptions, that are required in the annual consolidated financial statements, and therefore should be read in conjunction with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized prospectively. While the application of critical accounting estimates is subject to material estimation uncertainties, management’s ongoing revisions of critical accounting estimates and underlying assumptions have, except for revenue and provisions, as described below, not revealed any material impact in any of the periods presented in the unaudited condensed consolidated interim financial statements.

There have been no other changes to the application of significant accounting judgements, or estimation uncertainties regarding accounting estimates compared to December 31, 2023.

Revenue and Provisions - Change in Accounting Estimates

Revenue includes provision for a variety of sales deductions such as prompt pay discounts, shelf stock adjustments and applicable sales rebates attributable to various commercial arrangements, managed healthcare organizations, government programs, and co-pay arrangement. Provisions for sales deductions attributed to commercial arrangements are recognized when the related sales takes place and measured using the expected value method. Payable amounts for commercial arrangements are generally settled within 90-180 days from the transaction date. Provisions for unsettled sales deductions under commercial arrangements are estimated on the basis of a percentage of sales as defined by individual agreements and contracts. Further inputs to the calculations are based on payer channel mix, current contract prices under eligible programs and current inventory levels in the distribution channels. Inputs to the calculations are subject to estimation and assumptions and are based on historical experience and other factors that are relevant, and which are available at the reporting date. These estimates and assumptions are subject to material uncertainties and could result in outcomes that require a material adjustment in future periods.

Revenue for the three months ended June 30, 2024, was negatively impacted by an adjustment to prior periods estimates and assumptions for sales deductions of €27.1 million, where €19.5 million and €7.6 million were attributable to the three months ended March 31, 2024 and periods prior to January 1, 2024, respectively. The adjustment was primarily attributable to a different payer and rebate mix than anticipated, and which provisions for prior periods were based upon.

Total provisions for the year ended, December 31, 2023 and six months ended June 30, 2024, were €32.7 million and €106.8 million, respectively.